UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of Earliest Event Reported): MARCH 28, 2006

                                 SPACEDEV, INC.
               (Exact Name of Registrant as Specified in Charter)

          COLORADO                  000-28947                   84-1374613
State or Other Jurisdiction                                    (IRS Employer
     of Incorporation)         (Commission File Number)     Identification No.)

                 13855 STOWE DRIVE, POWAY, CALIFORNIA     92064
             (Address of Principal Executive Offices)     (Zip Code)

       Registrant's Telephone Number, Including Area Code: (858) 375-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17  CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17  CFR  240.13e-4(c))


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ITEM  2.02.             RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

     On March 28, 2006, we issued a press release announcing our financial results for the year ended December 31, 2005. The Company recorded its twelfth consecutive quarter of revenue growth and eighth consecutive quarter of operating profit. A copy of the press release is attached as Exhibit 99.1 to this report.

ITEM  9.01.              FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)  Exhibits.

99.1          Press  Release,  released  March  28,  2006




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SPACEDEV,  INC.

Date:  March  28,  2006       By: /s/ Richard B. Slansky
                                  --------------------------------------------
                                    Richard  B.  Slansky
                                    President  &  Chief  Financial  Officer